Derivative financial instruments	12 Months Ended
Dec. 31, 2011
Derivative financial instruments
17.	Derivative financial instruments

Certain of Elster Group’s subsidiaries are exposed to changes in foreign currency exchange rates in connection with future payments or balances denominated in foreign currencies. The Company has set forth in a treasury guideline that all of its operations are to use foreign currency forward contracts to manage their currency exposures under the supervision of Elster Group’s treasury department. It is the Company’s policy to enter into forward contracts only to hedge currency risks arising from underlying business transactions. The contracts are either designated as a cash-flow hedging instrument or are not designated. The main currencies in which Elster Group is engaged are USD, GBP and EUR. Depending on the nominal amount of the underlying transactions, foreign currency transactions denominated in other currencies may also be managed through Elster Group treasury.

The notional amount of foreign currency forward contracts not designated for hedge accounting was $27,180 and $34,457 as of December 31, 2011 and 2010. The change in fair value for these contracts is recognized in operating income and amounted to a loss of $526 in 2011 and a gain of $748 and $399 in 2010 and 2009, respectively.

The notional amount of foreign currency forward contracts designated for cash flow hedge accounting was $1,732 and $10,250 as of December 31, 2011 and 2010. During the year ended December 31, 2011 we reclassified a loss of $475 from other comprehensive to income due to hedged items affecting income. For the year ended December 31, 2011 we recognized a gain of $92 and for the year ended December 31, 2010 we recognized a loss of $-585 in other comprehensive income for the change in fair value of foreign currency forward contracts designated for cash flow hedge accounting.

Elster Group subsidiaries, mainly in the Euro zone and in the United States of America, are also exposed to interest rate risks. Elster Group recognizes on its balance sheet a number of interest rate swap agreements that are not designated as hedging instruments. The changes in fair value are recognized within interest expenses (see Note 6). The aggregated notional amount of the interest rate swaps was $488,774 and $672,754 as of December 31, 2011 and 2010. The change in fair value of all interest rate swaps amounted to a decrease in the liability of $10,070 during 2011 and an increase in the liability of $5,016 during 2010.

In 2011 Elster Group entered into cross currency interest swap agreements as an economic hedge of an inter-company loan agreement denominated in a currency other than the lending subsidiary’s functional currency. The lending subsidiary pays variable and receives fixed interest, the swaps were not designated for hedge-accounting. As such, we recorded the total change in the fair value of the swaps in income.

Embedded derivatives relate to contracts to purchase or sell non-financial assets in a foreign currency other than the currency in which the price of such assets is routinely denominated in international commerce.

The Company is also exposed to the risk that counterparties to derivative contracts will fail to meet their contractual obligations. The Company seeks to minimize this risk by entering into arrangements with counterparties with high credit ratings.